SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                             ST. JUDE MEDICAL, INC.
               (Exact name of registrant as specified in charter)



  Minnesota                          0-8672                     41-1276891
(State or other                    (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)



                  One Lillehei Plaza, St. Paul, Minnesota 55117
                    (Address of principal executive offices)

                                 (612) 483-2000
                Registrant's telephone number including area code




Registrant hereby amends the following items of its Form 8-K Report filed December 16, 1996 as set forth below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)   Financial statements of business acquired.

         Financial statements required to be filed pursuant to Item 7 of Form 8-K for Telectronics Group. The financial statements for Telectronics Group present the assets, liabilities and parent investment and revenues and direct operating expenses and changes in parent investment of Telectronics Group and are not intended to be a complete presentation of Telectronics Group financial position and results of operations.

         (b)   Pro forma financial information.

         Pro forma financial information required to be filed pursuant to Item 7 of Form 8-K reflecting the acquisition of Telectronics Group.

         (c)   Exhibits

         23   Consent of KPMG


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        St. Jude Medical, Inc.

                                        /s/ Stephen L. Wilson
                                        ----------------------------------------
Dated: February 4, 1997            By:  Stephen L. Wilson
                                        Vice President - Finance and Chief
                                        Financial Officer



                               TELECTRONICS GROUP

                          COMBINED FINANCIAL STATEMENTS

                                Table of Contents


                                                                            Page
Independent Auditors' Report                                                  4

Combined Statements of Assets, Liabilities and Parent Investment as of        5
June 30, 1996 and 1995

Combined Statements of Revenues and Direct                                    6
Operating Expenses for the
years ended June 30, 1996 and 1995

Combined Statement of Changes in Parent                                       7
Investment for the years ended June 30, 1996 and 1995

Notes to Combined Financial Statements                                        8

Combined Statement of Assets, Liabilities and Parent Investment as of        16
September 30, 1996 (Unaudited)

Combined Statements of Revenues and Direct                                   17
Operating Expenses for the three months
ended September 30, 1996 and 1995 (Unaudited)

Note to Combined Financial Statements                                        18



                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
ACCUFIX RESEARCH INSTITUTE INC.
(A SUBSIDIARY OF PACIFIC DUNLOP LIMITED)

We have audited the accompanying combined statements of assets, liabilities and parent investment of the Telectronics Group of Pacific Dunlop Limited (the acquired business, as discussed in Note 1) at June 30, 1996 and 1995 and the related combined statements of revenues and direct operating expenses and changes in parent investment for the years then ended set out on pages 5-15, all expressed in United States dollars. These financial statements are the responsibility of the management of the Telectronics Group. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Australian generally accepted auditing standards which are consistent in all material respects with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of the acquired business were prepared pursuant to the agreement with St. Jude Medical, Inc. described in Note 1, and are not intended to be a complete presentation of the financial position or results of operations of the business as operated within the Pacific Dunlop Limited Group.

The management of the Telectronics Group has not presented combined statements of cash flows for the years ended June 30, 1995 and 1996. Presentation of such statements summarizing the acquired business' operating, investing and financing activities, is required by generally accepted accounting principles in the United States.

In our opinion, except that the omission of combined statements of cash flows results in an incomplete presentation as explained in the preceding paragraph, the combined financial statements referred to above present fairly, in all material respects, the assets, liabilities and parent investment of the Telectronics Group of Pacific Dunlop Limited as acquired by St. Jude Medical, Inc., as of June 30, 1996 and 1995, and the related revenues and direct operating expenses and changes in parent investment for the years then ended in conformity with United States generally accepted accounting principles.

/s/KPMG
Melbourne, Australia
September 13, 1996, except for the matters discussed in Note 1, as to which the date is November 29, 1996




                               TELECTRONICS GROUP

    COMBINED STATEMENTS OF ASSETS, LIABILITIES AND PARENT INVESTMENT
                                    (NOTE 1)
                             JUNE 30, 1996 AND 1995
                           (U.S. DOLLARS IN THOUSANDS)

                                                                   Note       June 30, 1996         June 30, 1995
                                                                            ------------------    ------------------

CURRENT ASSETS

       Accounts receivable                                          8                 $25,708               $39,094
       Inventories                                                  3                  39,162                40,874
       Prepayments                                                                      1,933                 1,627
                                                                            ------------------    ------------------

TOTAL CURRENT ASSETS                                                                   66,803                81,595

NON-CURRENT ASSETS

       Accounts receivable                                                                142                   588
       Property, plant and equipment                                9                  35,504                42,114
       Intangible assets                                                                  234                     -
                                                                            ------------------    ------------------

TOTAL NON-CURRENT ASSETS                                                               35,880                42,702
                                                                            ------------------    ------------------

TOTAL ASSETS                                                                         $102,683              $124,297
                                                                            ==================    ==================

CURRENT LIABILITIES

       Creditors and borrowings                                     10                $25,264               $32,191
       Provisions                                                   11                  4,611                 4,439
       Other                                                                               29                   794
                                                                            ------------------    ------------------

TOTAL CURRENT LIABILITIES                                                              29,904                37,424

NON-CURRENT LIABILITIES

       Creditors and borrowings                                     10                  1,100                 2,131
       Provisions                                                   11                    307                   361
       Other                                                                              114                   557
                                                                            ------------------    ------------------

TOTAL NON-CURRENT LIABILITIES                                                           1,521                 3,049
                                                                            ------------------    ------------------

TOTAL LIABILITIES                                                                      31,425                40,473

PARENT INVESTMENT                                                                      71,258                83,824
                                                                            ------------------    ------------------

TOTAL LIABILITIES AND PARENT INVESTMENT                                              $102,683              $124,297
                                                                            ==================    ==================


This statement is to be read in conjunction with the notes to and forming part of the combined financial statements.




                               TELECTRONICS GROUP

     COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                                    (NOTE 1)
                   FOR THE YEARS ENDED JUNE 30, 1996 AND 1995
                           (U.S. DOLLARS IN THOUSANDS)


                                                                         1996                            1995
                                                                    ---------------                 ----------------
Revenues                                                                $  117,297                         $213,739

Direct Operating Expenses:
          Cost of sales                                                     73,243                           79,945
          Depreciation and amortization                                      9,195                           11,182
          Selling, general, and administrative                              92,323                           84,574
          Research and development                                          49,988                           47,029
          Income tax in respect of acquired entities (Note 1)                  915                              752
                                                                    ---------------                 ----------------
                   Total direct operating expenses                         225,664                          223,482
                                                                    ---------------                 ----------------

Excess Of Direct Operating Expenses Over Revenues                       $(108,367)                         $(9,743)
                                                                    ===============                 ================




This statement is to be read in conjunction with the notes to and forming part of the combined financial statements.






                               TELECTRONICS GROUP

               COMBINED STATEMENTS OF CHANGES IN PARENT INVESTMENT
                                    (NOTE 1)
                   FOR THE YEARS ENDED JUNE 30, 1996 AND 1995
                           (U.S. DOLLARS IN THOUSANDS)



                                                                 June 30, 1996             June 30, 1995
                                                               ------------------        ------------------

       Parent investment at beginning of period                          $83,824                  $101,023

       Excess (deficit) of revenues
          over direct operating expenses                                (108,367)                   (9,743)

       Net result of other transactions with
          Parent and affiliates                                           95,801                    (7,456)
                                                               ------------------        ------------------

       Parent investment at end of period                                $71,258                   $83,824
                                                               ==================        ==================


      This statement is to be read in conjunction with the notes to and forming part of the combined financial statements.





                               TELECTRONICS GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                       YEARS ENDED JUNE 30, 1996 AND 1995
                          (U.S. DOLLARS IN THOUSANDS)

NOTE  1.      THE TELECTRONICS GROUP

The Telectronics Group as presented in these combined financial statements represents the assets and liabilities and revenues and direct operating expenses of those entities or operations which have been acquired by St. Jude Medical, Inc. under agreements completed as at November 29, 1996 (the "acquired business").

The Telectronics Group has previously operated as a unit of the Pacific Dunlop Limited consolidated structure, in the form of separate legal entities in a number of countries, with manufacturing operations being located in the United States and Australia.

Under the terms of the acquisition, the manufacturing operations in Australia were excluded from the sale because these operations had been discontinued by Pacific Dunlop prior to November 29, 1996. Corporate entities in Austria, Belgium, Brazil, Denmark, Hong Kong, Netherlands, Netherlands Antilles and New Zealand were acquired, together with operations and substantially all of the operations and assets and certain liabilities in Australia, Canada, France, Germany, the United States and the United Kingdom. To the extent that transactions occurred between the entities included in the purchase agreements, the principles of combination have been applied whereby intra group balances and gains and losses have been eliminated. Stockholders equity, in respect of those legal entities which are included in the acquisition, together with the balance of the remaining net assets of the acquired business at June 30, 1996 and 1995 is presented as parent investment.

The entities which operated in 1996 and 1995 and whose stock (shares) are not encompassed by the acquisition, are generally named defendants in pending litigation. The obligations of these defendants have not been assumed by St. Jude Medical, Inc., and accordingly various accruals of legal and warranty costs, and provisions in respect of ongoing patient care and monitoring of product conditions - relevant to the outstanding litigation issues are excluded from the statements of assets, liabilities, and parent investment presented herein.

Additionally, the expenses recorded in the 1996 and 1995 financial years which relate directly to the outstanding legal and product and patient monitoring issues, which are retained by continuing subsidiaries of the Pacific Dunlop Group, are not reflected in the direct operating expenses of the acquired business. Unrelated to the outstanding litigation referred to above which does not form part of the acquisition, the major manufacturing facility in the United States which was acquired by St. Jude Medical, Inc. was unable to manufacture product for sale in the United States due to entering into a consent decree with the Food and Drug Administration (FDA). This consent decree operated from June 1995 until June 20, 1996. Consequently, management considers that the revenues and direct operating expenses of the acquired business for the year ended June 30, 1996 are not indicative of the normal operations had the plant facility been able to manufacture product for sale in the United States.

In addition to the exclusion of litigation related charges and accruals which do not constitute a part of the acquired business, the accompanying combined financial statements do not include intercompany interest expense or income taxes, except where related to a legal entity, in accordance with the agreements of sale referred to above. The combined financial statements present the financial position and revenues and direct operating expenses of the following entities which have been acquired by St. Jude Medical, Inc.:

                COMPANY                             PLACE OF INCORPORATION
         A.     Telectronics Scandinavia Aps        Denmark
                Telectronics Gesellschaft mbH       Austria
                Telectronics B.V.                   Netherlands
                Telectronics S.A.                   Belgium
                Telectronics Medica Ltda            Brazil
                Glory Telectronics Ltd              Hong Kong
                       Glory EME Ltd                Hong Kong
                       Glory EME China Ltd          Peoples Republic of China
                Telectronics N.V.                   Netherlands Antilles
                Medical Telectronics Ltd            New Zealand

         and substantially all the net assets and revenues and direct operating expenses which have been acquired by St. Jude Medical, Inc. from:

                COMPANY                             PLACE OF INCORPORATION
         B.     Telectronics Ltd                    United Kingdom
                Telectronics Pty (Canada) Ltd       Canada
                Societe de Management Financier     France
                Telectronics S.A.                   France
                Telectronics GmbH                   Germany
                Telectronics Pacing Systems Inc     USA
                TPLC Inc.                           USA
                Medical Telectronics Pty Ltd        Australia


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and direct operating expenses during the reporting period. Actual results could differ from those estimates.


NOTE   2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

i)     REPORTING CURRENCY AND FOREIGN CURRENCY TRANSLATION

       The combined financial statements are presented in United States dollars, the reporting currency adopted by the acquired business. Foreign currency financial statements of non-United States entities included in the combination comprising the acquired business are translated into United States dollars at the year-end rate for assets and liabilities and the weighted average rate for the year for revenues and direct operating expenses. Translation adjustments resulting therefrom are included as a component of parent investment.

ii)    INVENTORIES

       Inventories are stated at the lower of standard cost (which approximates actual cost on a first-in, first-out (FIFO) basis), and net realizable value (market). Standard costs include appropriate amounts of manufacturing overhead.

iii)   DEPRECIATION AND AMORTIZATION

       Property, plant and equipment are stated at cost. Depreciation and amortization are provided, principally on a straight line basis, over the following estimated useful lives.

                                                                     Years
         Buildings                                                   10-40
         Manufacturing plant                                          5-10
         Technical facilities, furniture,
          fixtures and office equipment                               3-10

iv)    PENSIONS AND POST RETIREMENT BENEFITS

       Employees in varying jurisdictions are parties to certain defined contribution pension plans. Contributions made by the acquired business are charged to expense in accordance with the plan obligations, which are generally on a monthly or annual basis. Post retirement benefits are not offered to employees and no liability exists. Statutory employee entitlements which exist in certain jurisdictions in which the acquired business operates are accrued and charged to expense on a regular basis, and accrued entitlements are fully recorded at each balance date in respect of obligations attaching to past employment.

v)     INCOME TAXES

       The entities acquired, as set out in Note 1, are taxpayers in their respective jurisdictions. Income taxes attributable to those entities are reflected in these financial statements. The other acquired operations, as set out in Note 1, have predominantly been included in the income tax structures of other subsidiaries of the Pacific Dunlop Limited Group. Accordingly, no income taxes in respect of these operations have been reflected in the accompanying combined financial statements.

vi)    FUNDING

       The acquired business, with the exception of minor banking facilities for day to day operations, has principally obtained all of its funding requirements from subsidiaries of the Pacific Dunlop Limited Group. These funding requirements have been extensive, particularly during the 1996 fiscal year when manufacturing and selling activities in the United States were curtailed by the consent decree referred to in Note 1. All intercompany funding outstanding at June 30, 1996 and 1995 is reflected as a component of parent investment, and, as disclosed in Note 1, any intercompany interest paid or incurred in the years ended on those dates has been excluded from direct operating expenses.

vii)   INTANGIBLE ASSETS

       Patents are stated at cost and amortized over the useful life of the patents.

viii)  PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment are recorded at cost. Expenditures for repairs and maintenance are expensed as incurred.

ix)    RESEARCH AND DEVELOPMENT EXPENDITURES

       Research and development costs are expensed as incurred.

NOTE   3.     INVENTORIES

       As of June 30, 1996 and 1995, inventories consisted of:

                                                                        1996                  1995
                                                                    -------------         -------------
        Raw materials and stores                                         $16,894               $14,785
        Work in progress                                                   2,007                 4,438
        Finished goods, at cost or net realizable value                   18,620                14,203
        Other                                                              1,641                 7,448
                                                                    -------------         -------------

                                                                         $39,162               $40,874
                                                                    =============         =============



NOTE 4.   COMMITMENTS AND CONTINGENCIES

       A.  Legal Matters

       Telectronics Group is involved in various legal actions and claims against products both in the ordinary course of its business, and in respect of additional litigation issues associated with the implantation of certain pacemaker leads between 1987 and 1994. The defense of, and responsibility for, all matters emanating out of products completed prior to November 29, 1996, is retained by the sellers under the terms of the purchase agreements referred to in Note 1. Consequently, certain costs incurred and accruals made in respect of legal claims defense and patient monitoring are not included in these combined financial statements.

       B.  Operating Leases

       The acquired business is a party to a number of operating leases, principally in foreign jurisdictions, in respect of office premises. Lease expense in the years ended June 30, 1996 and 1995 was approximately $2,040 and $1,700, respectively. Future minimum operating lease payments subsequent to June 30, 1996 are: 1997 -- $1,569, 1998 -- $1,308, 1999 -
       2001 -- $1,213, and later than 2001 -- $206.

       C.  Workers Compensation and Environmental Issues

       The acquired business does not operate in a field which is subject to any specific compensation or environmental matters. Workers compensation insurance expense is incurred in the jurisdictions in which the acquired business operates, as required by respective legislation. No significant expense has been incurred by the acquired business in respect of such matters.

NOTE   5.     PARENT INVESTMENT

       Parent investment at June 30, 1996 and 1995 is comprised of the relevant Pacific Dunlop Limited and affiliates equity, loan and trade account balances relative to the entities and other net assets forming part of the sale/purchase transaction referred to in Note 1.

NOTE   6.     GEOGRAPHIC DATA

       As set out in Note 1, the acquired business, subject to regulatory approvals, manufactures product only in the United States. Export sales are derived through sales offices maintained in the countries detailed in
       Note 1.

       The export sales derived in the years ended June 30, 1996 and 1995 were $102,304 and $133,789, respectively.

       The acquired business operates solely in the field of implantable medical devices. The acquired business had no individual customer which purchased greater than 10% of total revenues during the years ended June 30, 1996 and 1995. The acquired business sells product to a diverse range of hospitals, medical practitioners and institutions throughout the world.

NOTE   7.     RELATED PARTY TRANSACTION

       The Telectronics Group has operated as a unit of the Pacific Dunlop Limited Group. The acquired business' transactions with Pacific Dunlop Limited or its affiliates have been primarily related to the derivation of funding as discussed in Note 2.

NOTE   8.     ACCOUNTS RECEIVABLE

                                                                                              JUNE 30
                                                                              -----------------------------------------
                                                                                     1996                  1995
                                                                              -------------------    ------------------
     Trade accounts                                                                      $23,833               $37,089
     less: Provision for doubtful trade accounts                                          (1,496)                 (895)
                                                                              -------------------    ------------------
                                                                                          22,337                36,194
     Other amounts receivable                                                              3,371                 2,900
                                                                              -------------------    ------------------
     Total                                                                               $25,708               $39,094
                                                                              ===================    ==================

NOTE   9.     PROPERTY, PLANT AND EQUIPMENT

                                                                                              JUNE 30
                                                                              -----------------------------------------
                                                                                     1996                  1995
                                                                              -------------------    ------------------

     Freehold land and buildings at cost                                                 $13,890               $17,460
     Provision for depreciation of buildings                                              (5,988)               (5,027)
                                                                              -------------------    ------------------
                                                                                           7,902                12,433
                                                                              -------------------    ------------------

     Plant and equipment at cost                                                          83,852                78,393
     Provision for depreciation                                                          (59,077)              (52,742)
                                                                              -------------------    ------------------
                                                                                          24,775                25,651
                                                                              -------------------    ------------------

     Leased plant and equipment at cost                                                    4,306                 5,853
     Provision for amortization                                                           (1,479)               (1,823)
                                                                              -------------------    ------------------
                                                                                           2,827                 4,030
                                                                              -------------------    ------------------

     Total property, plant and equipment                                                 $35,504               $42,114
                                                                              ===================    ==================


NOTE   10.    CREDITORS AND BORROWINGS

                                                                                              JUNE 30
                                                                              -----------------------------------------
                                                                                     1996                  1995
                                                                              -------------------    ------------------

     Trade creditors                                                                     $18,030               $14,973
     Lease liabilities                                                                     1,390                 1,379
     Bills payable                                                                             8                    25
     Other creditors                                                                       5,836                15,814
                                                                              -------------------    ------------------
          Total Current                                                                  $25,264               $32,191
                                                                              ===================    ==================

     Trade creditors                                                                   $     114            $       10
     Lease liabilities                                                                       986                 2,121
                                                                              -------------------    ------------------
          Total Non-Current                                                             $  1,100              $  2,131
                                                                              ===================    ==================


NOTE   11.    PROVISIONS

                                                                                              JUNE 30
                                                                              -----------------------------------------
                                                                                     1996                  1995
                                                                              -------------------    ------------------

     Taxation                                                                            $   369               $   433
     Employee benefits                                                                     3,565                 3,748
     Other                                                                                   677                   258
                                                                              -------------------    ------------------
          Total Current                                                                   $4,611                $4,439
                                                                              ===================    ==================

     Employee benefits                                                                   $   148               $   153
     Other                                                                                   159                   208
                                                                              -------------------    ------------------
          Total Non-Current                                                              $   307               $   361
                                                                              ===================    ==================




                               TELECTRONICS GROUP

        COMBINED STATEMENTS OF ASSETS, LIABILITIES AND PARENT INVESTMENT
                               SEPTEMBER 30, 1996
                          (U.S. DOLLARS IN THOUSANDS)
                                  (UNAUDITED)



                                                                       September 30, 1996
                                                               ------------------------------------
CURRENT ASSETS

       Cash                                                                  $    1,089
       Accounts receivable                                                       28,107
       Inventories                                                               40,826
       Prepayments                                                                1,248
                                                                         ---------------

TOTAL CURRENT ASSETS                                                             71,270

NON-CURRENT ASSETS

       Property, plant and equipment                                             34,674
       Other                                                                        354
                                                                         ---------------

TOTAL NON-CURRENT ASSETS                                                         35,028
                                                                         ---------------

TOTAL ASSETS                                                                   $106,298
                                                                         ===============

CURRENT LIABILITIES

       Creditors and borrowings                                               $  20,908
       Provisions                                                                 8,069
       Other                                                                        988
                                                                         ---------------

TOTAL CURRENT LIABILITIES                                                        29,965

NON-CURRENT LIABILITIES

       Creditors and borrowings                                                       9
       Provisions                                                                   400
       Other                                                                        322
                                                                         ---------------

TOTAL NON-CURRENT LIABILITIES                                                       731
                                                                         ---------------

TOTAL LIABILITIES                                                                30,696

PARENT INVESTMENT                                                                75,602
                                                                         ---------------

LIABILITIES AND PARENT INVESTMENT                                              $106,298
                                                                         ===============

This statement is to be read in conjunction with the accompanying note to the combined financial statements.



                               TELECTRONICS GROUP

         COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                          (U.S. DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                                         1996                            1995
                                                                    ---------------                 ----------------
Revenues                                                                   $23,928                          $34,560

Direct Operating Expenses:
          Cost of sales                                                     17,477                           18,624
          Selling, general, and administrative                              22,289                           23,178
          Research and development                                           8,795                           12,116
                                                                    ---------------                 ----------------
                   Total direct operating expenses                          48,561                           53,918
                                                                    ---------------                 ----------------

Excess Of Direct Operating Expenses Over Revenues                         $(24,633)                        $(19,358)
                                                                    ===============                 ================




This statement is to be read in conjunction with the accompanying note to the combined financial statements.



                               TELECTRONICS GROUP

                      NOTE TO COMBINED FINANCIAL STATEMENTS
                 THREE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995


1. In the opinion of management, the accompanying unaudited combined financial statements of Telectronics Group contain all adjustments necessary to present fairly the assets, liabilities and parent investment as of September 30, 1996, and the revenues and direct operating expenses for the three months ended September 30, 1996 and 1995. Such adjustments are of a normal recurring nature. The results of revenues and direct operating expenses for the three months ended September 30, 1996 and 1995, are not necessarily indicative of the results to be expected for the full year. These combined financial statements should be read in conjunction with the audited combined financial statements for the years ended June 30, 1996 and 1995 included herein.


                             ST. JUDE MEDICAL, INC.
             Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by St. Jude Medical, Inc. (the "Company") of Telectronics Group using the purchase method of accounting, and are based on estimates and assumptions set forth below and in the notes to such statements, which include pro forma adjustments. These pro forma financial statements are based upon the historical financial statements of St. Jude Medical, Inc., adjusted to give effect to the acquisition of Telectronics Group which was consummated November 29, 1996. The St. Jude Medical, Inc. financial statements have been restated for all periods presented to reflect the merger with Daig Corporation which was consummated on May 31, 1996 and accounted for as a pooling-of-interests. The aggregate purchase price of Telectronics Group was $135 million, subject to adjustment based on the closing net asset value. The Company has agreed to make additional payments, to a maximum of $25 million on a net present value basis, based upon a percentage of certain sales through the year 2002.

The pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the nine months ended September 30, 1996, give effect to the acquisition as if it had occurred at the beginning of 1995. Such statements are based on historical statements of revenues and direct operating expenses of Telectronics Group for the fiscal years ended June 30, 1996 and 1995. Telectronics unaudited results for the calendar year ended December 31, 1995 and nine months ended September 30, 1996 have been used to conform with St. Jude Medical's fiscal year. The operating results of Telectronics Group are included in the Company's financial statements from the date of acquisition, November 29, 1996.

The proforma condensed consolidated balance sheet at September 30, 1996 combines the respective St. Jude Medical, Inc. and Telectronics Group balance sheets at September 30, 1996.

The pro forma adjustments are based upon estimates, available information and certain assumptions that management deemed appropriate. Final purchase accounting adjustments may differ from the pro forma adjustments presented herein. In connection with the acquisition, $32.2 million of purchased research and development was charged against earnings in the fourth quarter 1996 in accordance with generally accepted accounting principles. The unaudited pro forma consolidated financial information does not profess to represent the Company's results of operations had the above transaction, in fact, occurred on these dates, or to project the Company's combined results of operations for any date or period. The pro forma consolidated financial information should be read in conjunction with the Company's and Telectronics Group's historical financial statements and notes thereto.




                             ST. JUDE MEDICAL, INC.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1996
                             (Dollars in thousands)
                                   (Unaudited)

                                                                                  September 30, 1996
                                                      ---------------------------------------------------------------------------

                                                            St. Jude       Telectronics             Pro forma          Pro Forma
                                                             Medical          Group (a)           Adjustments       Consolidated
                                                      ---------------  -----------------     -----------------   ----------------
ASSETS

    Cash and cash equivalents                           $     22,442          $   1,089           $                $      23,531
    Marketable securities                                    143,480                  -               (30,000)(e)        113,480
    Accounts receivable, net                                 179,286             28,107                                  207,393
    Inventories                                              160,232             40,826                (7,200)(f)        193,858
    Prepaid expenses                                          35,210              1,248                                   36,458
    Property, plant and equipment, net                       200,555             34,674               (11,249)(f)        223,980
    Other assets                                             318,060                354                68,767(g)         387,181
                                                      ---------------  -----------------     -----------------   ----------------
    Total assets                                          $1,059,265           $106,298           $    20,318         $1,185,881
                                                      ===============  =================     =================   ================

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable and accrued expenses                   $191,977          $  30,696           $    23,120(i)    $    245,793
    Long-term debt                                                                    -               105,000(e)         105,000
                                                      ---------------  -----------------     -----------------   ----------------
    Total liabilities                                        191,977             30,696               128,120            350,793


    Preferred stock
    Common stock                                               8,098                                                       8,098
    Additional paid-in capital                                61,888                                                      61,888


    Retained earnings                                        791,372             75,602               (75,602)           759,172
                                                                                                      (32,200)(h)
    Cumulative translation adjustment                          4,758                                                       4,758
    Unrealized gain on available for-sale securities           1,612                                                       1,612
    Amount receivable for shares issued                         (440)                                                       (440)
                                                      ---------------  -----------------     -----------------   ----------------
TOTAL STOCKHOLDERS' EQUITY                                   867,288             75,602              (107,802)           835,088

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $1,059,265           $106,298            $   20,318         $1,185,881
                                                      ===============  =================     =================   ================



The accompanying notes are an integral part of the unaudited pro forma condensed combined balance sheet.




                             ST. JUDE MEDICAL, INC.
              Pro Forma Condensed Consolidated Statement of Income
                      For the Year Ended December 31, 1995
                    (In thousands, except per share amounts)
                                   (Unaudited)


                                               St. Jude       Telectronics          Pro forma             Pro forma
                                          Medical, Inc.          Group (a)        Adjustments          Consolidated
                                        ----------------    ---------------   ----------------     -----------------
Net sales                                      $761,835           $160,085            $                    $921,920
Cost of sales                                   234,830             74,804                                  309,634
                                        ----------------    ---------------   ----------------     -----------------
Gross profit                                    527,005             85,281                                  612,286
Selling, general and
     administrative                             247,389             99,244              3,329 (b)           349,962
Research and development                         72,305             48,236                                  120,541
                                        ----------------    ---------------   ----------------     -----------------
Operating profit (loss)                         207,311            (62,199)            (3,329)              141,783
Other income (expense)                           (5,790)                               (8,313) (c)          (14,103)
                                        ----------------    ---------------   ----------------     -----------------
Income (loss) before taxes                      201,521            (62,199)           (11,642)              127,680
Income tax provision (benefit)                   62,673                               (28,355) (d)           34,318
                                        ----------------    ---------------   ----------------     -----------------
Net income (loss)                              $138,848           $(62,199)           $16,713               $93,362
                                        ================    ===============   ================     =================

Earnings per share                                $1.71                                                       $1.15
                                        ================                                           =================

Weighted average shares outstanding              80,988                                                      80,988
                                        ================                                           =================




                             ST. JUDE MEDICAL, INC.
              Pro Forma Condensed Consolidated Statement of Income
                  For the Nine Months Ended September 30, 1996
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                               St. Jude       Telectronics          Pro forma             Pro forma
                                          Medical, Inc.          Group (a)        Adjustments          Consolidated
                                        ----------------    ---------------   ----------------     -----------------
Net sales                                      $596,091            $77,369            $                    $673,460
Cost of sales                                   182,931             54,562                                  237,493
                                        ----------------    ---------------   ----------------     -----------------
Gross profit                                    413,160             22,807                                  435,967
Selling, general and
     administrative                             195,740             74,095              2,497 (b)           272,332
Research and development                         53,507             33,427                                   86,934
Purchased research and
     development                                  5,000                  -                  -                 5,000
                                        ----------------    ---------------   ----------------     -----------------
Operating profit (loss)                         158,913            (84,715)            (2,497)               71,701
Other income (expense)                           12,367                                (6,386) (c)            5,981
                                        ----------------    ---------------   ----------------     -----------------
Income (loss) before taxes                      171,280            (84,715)            (8,883)               77,682
Income tax provision (benefit)                   59,948                               (35,942) (d)           24,006
                                        ----------------    ---------------   ----------------     -----------------
Net income (loss)                              $111,332           $(84,715)           $27,059               $53,676
                                        ================    ===============   ================     =================

Earnings per share                                $1.36                                                        $.66
                                        ================                                           =================

Weighted average shares outstanding              81,754                                                      81,754
                                        ================                                           =================



                             ST. JUDE MEDICAL, INC.
         Notes to Pro Forma Condensed Consolidated Financial Statements
      Year Ended December 31, 1995 and Nine Months Ended September 30, 1996
                                   (Unaudited)

Pro Forma Adjustments

(a) The combined financial statements for Telectronics Group represent the net assets acquired and revenues and direct operating expenses of Telectronics Group, and are not intended to be a complete representation of Telectronics Group's financial position and results of operations.

(b) Reflects the amortization of goodwill in connection with the Telectronics Group acquisition over a twenty year amortization period.

(c) Reflects additional interest expense and reduction in interest income resulting from the $135 million purchase price for the Telectronics Group.

(d) Reflects income tax benefits at the statutory rate based on the Telectronics Group loss before taxes.

(e) Reflects the $135 million purchase price for Telectronics Group ($30 million cash and $105 million borrowed under the Company's credit facility).

(f) Reflects the estimated net realizable value of Telectronics' fixed assets and inventories.

(g) Reflects the excess of allocated purchase price, based on appraised values, over net assets acquired, as adjusted for purchased research and development charges and Telectronics restructuring and transaction charges which must be reflected as additional goodwill under generally accepted accounting principles. Final purchase accounting adjustments may differ from the pro forma adjustments presented herein.

(h) Reflect purchased research and development charge in connection with the Telectronics acquisition recorded in the fourth quarter 1996.

(i) Reflects estimated restructuring and transaction charges in connection with the Telectronics acquisition.